UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2026

LENSAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39473	32-0125724
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Discovery Drive, Orlando, FL 32826
(Address of principal executive offices) (Zip Code)

(888) 536-7271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LNSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on March 23, 2025, LENSAR, Inc., a Delaware corporation (“LENSAR” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alcon Research, LLC, a Delaware limited liability company (“Alcon”), and VMI Option Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Alcon (“Merger Sub” and, together with the Company and Alcon, the “Parties”), pursuant to which, and on the terms and subject to the conditions therein, Merger Sub would merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Alcon.

On March 16, 2026, the Parties entered into a Termination and Mutual Release Agreement (the “Termination Agreement”), pursuant to which the Parties agreed that the Merger Agreement was terminated, effective immediately. Pursuant to the Termination Agreement, Alcon agreed that LENSAR will retain the $10,000,000 deposited with LENSAR pursuant to the Merger Agreement. The Parties also agreed to release each other from claims, demands, damages, actions, causes of action and liability relating to or arising out of the Merger Agreement and the transactions contemplated therein or thereby.

The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K filed on March 24, 2025, and the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 16, 2026, the Company issued a press release announcing the termination of the Merger Agreement and the entry into the Termination Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information included under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions.

Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: (i) risks related to disruption of management time from ongoing business operations due to the terminated merger with Alcon (the “Terminated Merger”); (ii) the risk that any announcements relating to the Terminated Merger could have adverse effects on the market price of the Company’s common stock; (iii) the significant costs, expenses and fees for professional services and other transaction costs in connection with the Terminated Merger and the risk that the deposit from Alcon retained by the Company is insufficient to cover such costs, expenses and fees; (iv) the risk of any litigation related to the Terminated Merger; (v) the risk that the Terminated Merger could have an adverse effect on the ability of the Company to retain and maintain relationships with customers, suppliers and other business partners and retain and hire key personnel and on its operating results and business generally; and (vi) the risks inherent in Company’s ability to grow its business; and (vii) the Company’s ability to obtain financing on favorable terms, or at all. In addition, a number of other important factors could cause the Company’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to the other important factors that are disclosed under the heading “Risk Factors” contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in its other filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, to be filed with the SEC, each accessible on the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at https://ir.lensar.com.

All forward-looking statements are expressly qualified in their entirety by such factors. Except as required by law, the Company undertakes no obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Termination and Mutual Release Agreement, dated March 16, 2026, by and among Alcon Research LLC, VMI Option Merger Sub, Inc. and LENSAR, Inc.

99.1	Press Release of LENSAR, Inc., dated March 16, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2026	LENSAR, INC.

	By:	/s/ Nicholas T. Curtis
	Name:	Nicholas T. Curtis
	Title:	Chief Executive Officer